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                                                                    EXHIBIT 10.1

                   AMENDMENT NO. 2 TO RESTRUCTURING AGREEMENT

     This Amendment No. 2 to the Restructuring Agreement is dated as of the __ day of November, 1999 between The Restructuring Network, Inc. (the "Company") and the parties identified on the signature page hereto (the "Investor" or "Investors"):

     The Company and the Investors have entered into a Restructuring Agreement dated on or about September 28, 1999 as amended by Amendment No. 1 to Restructuring Agreement dated on or about September 28, 1999 relating to subscription agreements entered into by some of the Investors with the Company for investment by such Investors in the securities of the Company, dated June 29, 1998, as amended by Amendment No. 1 dated as of October 27, 1998 and as further amended by Agreement dated May 27, 1999 and pursuant to other subscription agreements dated March 18, 1999 where certain of the Investors invested in an aggregate $100,000 of principal amount Convertible Notes of the Company ("Subscription Agreements").

     A. Annexed hereto as Schedule D is a schedule of the principal amount and accrued interest due under the $100,000 principal amount of Convertible Notes issued on March 18, 1999 by the Company to the Investors identified on Schedule D hereto ("March Notes").

     B. Annexed hereto as Schedule E is a schedule of the Investors who invested in common stock of the Company pursuant to Subscription Agreements dated at or about June 10, 1999, the amount invested by each Investor, the number of common shares previously received by each Investor, and the amount of additional common shares receivable by each Investor pursuant to this Amendment No. 2 to Restructuring Agreement.

     C. Capitalized terms employed in this Amendment No. 2 to Restructuring Agreement shall have the same meanings as attributed to them in the Restructuring Agreement, as amended and the Subscription Agreements and other documents referred to therein and herein.

     D. Except as modified herein, the Subscription Agreements, Restructuring Agreement, as amended, and other documents referred to therein and herein, and all their terms and conditions remain in full force and effect.

     NOW THEREFORE, for the mutual promises contained herein and other good and valuable mutual consideration, receipt of which is acknowledged, the parties agree as follows:

     1. The Investors identified on Schedule D hereto agree to convert the principal and accrued interest of the March Notes set forth on Schedule D hereto into the amount of common shares of the Company set forth in Schedule D hereto ("Note Conversion Shares").

     2. The Company agrees to issue and deliver to the Investors the amount of common shares designated on Schedule E hereto ("Final Reset Shares") as a final Reset of the Purchase Price

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of the Common Shares purchased pursuant to the June 10, 1999 Subscription
Agreements. The Company will deliver that amount of common shares identified on Schedule E as "Unlegended Shares Deliverable" without any restrictive legend. The Company represents that the Unlegended Shares Deliverable are included in a currently effective registration statement and may be transferred by the Investors as free-trading common shares. The balance of the Final Reset Shares ("Balance Shares") set forth on Schedule E hereto will be delivered by the Company to the Investors with the following restrictive legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE RECOVERY NETWORK, INC. THAT SUCH REGISTRATION IS NOT REQUIRED."

The Company agrees to remove the above legend from the Balance Shares, Note Conversion Shares. Shares Previously Delivered, and 1998 Reset Shares (as defined in the Restructuring Agreement) on the Effective Date of the registration statement described in Paragraph 7 hereof. The Company agrees and acknowledges that the one year and two year holding periods set forth in Rule 144 of the Securities Act of 1933 had commenced on (i) June 29, 1998 in connection with the June 29, 1998 investment and 1998 Reset Shares; (ii) June 10, 1999 in relation to the Company's common shares receivable by virtue of the June 10, 1999 investment; and (iii) on March 18, 1999 in connection with the common shares receivable by virtue of the March Notes. The Company agrees that the Company will remove the restrictive legend from all such common shares pursuant to sales in reliance on Rule 144 of the Securities Act at any time so permitted whether before or after the Effective Date, and will cooperate with the Investors in such regard.

     3. The Company represents that the aggregate 400,000 shares of common stock delivered to the Investors in connection with the June 10, 1999 Subscription Agreements and as set forth on Schedule E hereto as "Shares Previously Delivered" are included in a currently effective registration statement. The Company agrees to reissue and deliver to the Investors such Shares Previously Delivered without restrictive legend.

     4. The Company also agrees to deliver to the Investors designated on Schedule E hereto the number of common stock purchase warrants of the Company in the amounts designated on Schedule E hereto, in the form of the common stock purchase warrant annexed hereto as Exhibit F (the "November 1999 Warrants").

     5. The Company agrees to deliver the 1998 Reset Shares in the amounts designated on Schedule C to the Restructuring Agreement.

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     6.   The Note Conversion Shares, Balance Shares, the Unlegended Shares
Deliverable, November 1999 Warrants and 1998 Reset Shares must be delivered to the Investors within five days of the date of this Restructuring Agreement. Within five days of the date of receipt by the Company from an Investor, the Company agrees to reissue and deliver to such Investor without any restrictive legend the Shares Previously Delivered, Note Conversion Shares, Balance Shares, and 1998 Reset Shares. In the event timely delivery of any of the foregoing is not made, then each Investor may rescind this Amendment No. 2 to Restructuring Agreement by giving written notice to the Company.

     7. The Company agrees to register with the Securities and Exchange Commission all common stock of the Company held by the Investors and not included in a currently effective Registration Statement, including but not limited to the Note Conversion Shares, the Final Reset Shares, 1998 Reset
Shares and all common stock issuable upon exercise of the November 1999
Warrants which are not already included in an effective Registration Statement. In respect of these common shares, the Investors and Warrantholders are granted the same registration rights described in Section 10 of the Subscription Agreement relating to the June 10, 1999 investment except that the Effective Date shall be November 30, 1999. The Company further acknowledges its obligation to maintain the effectiveness of the currently effective registration statements or file such further registration statements pursuant to the Subscription Agreements so that the common shares to be resold pursuant to such registration statements will be included in an effective registration statement until at least one year after the Expiration Date of the November
1999 Warrants.

     8. Provided the Company makes timely delivery to the Investors of all the securities described herein which are required to be delivered prior to the Effective Date set forth in Paragraph 7 above, then the Investors will not be entitled to any further Reset of the Company's securities purchased by them pursuant to the Subscription Agreements.

     9. Provided the Company makes timely delivery to the Investors of all the securities described herein required to be delivered both before, on and after the Effective Date set forth in Paragraph 7 above and the Company timely complies with its other obligations under this Amendment No. 2 to Restructuring Agreement, including but not limited to the registration requirements set forth in Paragraph 7 above, then the Investors hereby release the Company, its officers, directors, agents and employees from any and all claims which each (or any of them) may have against the Company, its officers, directors, agents and employees (or any of them) from any default by the Company prior to the date hereof arising under the Subscription Agreements, as amended.

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